UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 19, 2018

LendingClub Corporation (Exact name of registrant as specified in its charter)

Commission File Number: 001-36771

Delaware	51-0605731
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

71 Stevenson St., Suite 1000, San Francisco, CA 94105
(Address of principal executive offices and zip code)
(415) 632-5600 (Registrant's telephone number, including area code)
N/A (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02	Results of Operations and Financial Condition
On February 20, 2018, LendingClub Corporation (“Lending Club,” or the “Company”) issued a press release (the “Earnings Press Release”) and will hold a conference call regarding its financial results for the quarter ended December 31, 2017. A copy of the Earnings Press Release is furnished as Exhibit 99.1 to this Form 8-K.

The information set forth in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

LendingClub is making reference to non-GAAP financial information in both the Earnings Press Release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the Earnings Press Release.

Item 8.01	Other Events

On February 20, 2018, in the press release discussed in Item 2.02 above, the Company announced that it entered into a settlement, pending court approval, to resolve the class actions (the "Preliminary Settlement") with the named plaintiffs and certain of the other remaining defendants in previously disclosed class action lawsuits in federal and California state courts, referred to as In re LendingClub Corporation Securities Litigation and In re LendingClub Corporation Shareholder Litigation, respectively. These matters have been previously described in the Company’s quarterly and annual reports on Forms 10-Q and 10-K, respectively.

The Preliminary Settlement noted in this report is subject to certain conditions, including court approval of a final settlement agreement. There can be no assurance that the settlement will be finalized and approved.

The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

Some of the statements above, including statements regarding settlement of the lawsuits and anticipated future financial results are “forward-looking statements.” Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties. Factors that could cause actual outcomes and results to differ materially from those contemplated by these forward-looking statements include, among other things, those factors set forth in the section titled “Risk Factors” in our most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K, each as filed with the SEC, and finalization or approval of the settlement agreement as described above. The Company may not actually achieve the plans, intentions or expectations disclosed in forward-looking statements, and you should not place undue reliance on forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in forward-looking statements. The Company does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Press Release dated February 20, 2018

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LendingClub Corporation
Date:	February 20, 2018	By:	/s/ Thomas W. Casey
Thomas W. Casey
Chief Financial Officer
(duly authorized officer)